                                                                     EXHIBIT 4.1



NUMBER   A0
        -----------

SHARES
        ----------

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

RACI HOLDING, INC.

TOTAL AUTHORIZED ISSUE

1,250,000 SHARES PAR VALUE $.01 EACH
CLASS A COMMON STOCK

1,250,000 SHARES PAR VALUE $.01 EACH
CLASS B COMMON STOCK

See Reverse for Certain Definitions


This is to Certify that                     is the owner of
                        -------------------

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FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK OF RACI HOLDING,
INC.



transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. Witness, the seal of the Corporation and the signatures of its duly authorized officers.


Dated


------------------------
SECRETARY


------------------------
PRESIDENT
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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT -      Custodian       under Uniform Gifts to Minors Act
                    -----         ------                                   -----
                  (Cust)         (Minor)                                 (State)

Additional abbreviations may also be used though not in the above list


For value received            hereby sell, assign and transfer unto
                   ----------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
                                   ASSIGNEE)



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                                                                  Shares
------------------------------------------------------------------
represented by the within Certificate, and do hereby irrevocably constitute and appoint
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Attorney to transfer the said Shares on the books of the within named
Corporation with full power of substitution in the premises.


Dated               19
      -------------   -----
     In presence of



                                                ---------------------



NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (i) (A)
                                                                          -   -
SUCH DISPOSITION IS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (B) THE HOLDER HEREOF SHALL HAVE DELIVERED
                                     -
TO THE COMPANY AN OPINION OF COUNSEL, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF SUCH ACT OR (C) A NO-ACTION LETTER
                                                        -
FROM THE SECURITIES AND EXCHANGE COMMISSION, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, SHALL HAVE BEEN OBTAINED WITH RESPECT TO SUCH DISPOSITION AND
(ii) SUCH DISPOSITION IS PURSUANT TO REGISTRATION UNDER ANY APPLICABLE STATE
 --
SECURITIES LAWS OR AN EXEMPTION THEREFROM.



THE SHARES REPRESENTED BY THIS CERTIFICATE ARE ENTITLED TO THE BENEFITS OF AND ARE BOUND BY THE OBLIGATIONS SET FORTH IN A REGISTRATION AND PARTICIPATION AGREEMENT, DATED AS OF DECEMBER 1, 1993, AMONG THE COMPANY AND CERTAIN STOCKHOLDERS OF THE COMPANY, A COPY OF WHICH IS LOCATED AT THE PRINCIPAL OFFICE OF THE COMPANY.